SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                                           [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                               PETPLANET.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                           Scott Printing Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
         [x] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                              N/A
-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                              N/A
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------

         (5) Total fee paid:
                              N/A
--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                 N/A
--------------------------------------------------------------------------------

 (2) Form, Schedule or Registration Statement No.:
                              N/A
--------------------------------------------------------------------------------

 (3) Filing Party:
                              N/A
--------------------------------------------------------------------------------

 (4) Date Filed:
                              N/A
--------------------------------------------------------------------------------

                               PetPlanet.com, Inc.

                          21 Stillman Street, Suite 600
                         San Francisco, California 94107
                                  415-243-9000

                                  April 7, 2000

Dear Fellow Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of PetPlanet.com, Inc. being held at Hotel Griffon, 155 Steuart Street, San Francisco, California on Friday, May 5, 2000 at 10:00 a.m. Pacific Standard Time. We have enclosed (i) the Notice of Annual Meeting and Proxy Statement, (ii) the Proxy for the Annual Meeting, and (iii) a copy of the Company's Annual Report for the fiscal year ended October 31, 1999 and Form 10-QSB for the quarter ended January 31, 2000. I hope you will be able to attend.

         Your vote is important to us. Please sign, date and return the Proxy in the enclosed envelope without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a Proxy by withdrawing your Proxy vote at the Annual Meeting. The Company's Annual Report does not comprise a part of the proxy soliciting material.

         The Company's Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" all proposals. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

         Thank you for your investment and continued interest in PetPlanet.com, Inc.

                                               Sincerely,



                                               Steven E. Marder
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                               PetPlanet.com, Inc.

                          21 Stillman Street, Suite 600
                         San Francisco, California 94107
                                  415-243-9000


                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 2000

                              ---------------------

To our Shareholders:

         Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of PetPlanet.com, Inc., a Delaware corporation (the "Company"), will be held at Hotel Griffon, 155 Steuart Street, San Francisco, California, on Friday, May 5, 2000 at 10:00 a.m. Pacific Standard Time for the following purposes:

         1. To elect three (3) Directors to the Board of Directors to serve until the 2001 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

         2. To approve the adoption of the Company's 1999 Stock Option Plan (the "1999 Stock Option Plan");

         3. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending October 31, 2000; and

         4. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 30, 2000, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. The transfer books of the Company will not be closed.

         For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's principal office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

         SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                            By Order of the Board of Directors



                                            Steven E. Marder
                                            Chairman of the Board, President
                                            and Chief Executive Officer

April 7, 2000



                                    IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                               PetPlanet.com, Inc.

                          21 Stillman Street, Suite 600
                         San Francisco, California 94107
                                  415-243-9000

                              ---------------------

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS

                              ---------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of PetPlanet.com, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at Hotel Griffon, 155 Steuart Street, San Francisco, California, on Friday, May 5, 2000 at 10:00 a.m. Pacific Standard Time and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing date of this Proxy Statement and the accompanying Proxy is expected to commence on or about April 7, 2000.

         A copy of the Company's Annual Report for the fiscal year ended October 31, 1999, is enclosed with these materials, but should not be considered proxy solicitation material.

                          SHAREHOLDERS ENTITLED TO VOTE

         The Company has fixed the close of business on March 30, 2000 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting and at any and all adjournments or postponements of the Annual Meeting. As of the Record Date, there were 9,396,177 shares of Common Stock, $.01 par value per share ("Common Stock") outstanding, each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

         The election of a nominee for director requires approval by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

                             SOLICITATION OF PROXIES

         The accompanying proxy is solicited by the Board of Directors of the Company. All costs of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company may reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                             THE BOARD OF DIRECTORS

         On May 13, 1999, PetPlanet.com, Inc., a privately held California corporation, ("PPI-CA") and the Company entered into an Agreement and Plan of Reorganization whereby the shareholders of PPI-CA exchanged all of their capital stock of PPI-CA for the Company's Common Stock (the "Reorganization"). The Reorganization was a tax free exchange of stock and as a result of the Reorganization, PPI-CA became a wholly owned subsidiary of the Company (the "Subsidiary").

         During the fiscal period between October 31, 1998 and May 12, 1999, ("CA-fiscal 1999"), the Board of Directors of the Subsidiary held one Annual Meeting, attended by both of the Subsidiary's Directors. They also acted by unanimous written consent sixteen (16) times. During the Company's fiscal period between May 13, 1999 and the fiscal year ended October 31, 1999, the Board of Directors of the Company acted by unanimous written consent two (2) times. The Company does not have a standing audit committee, stock option committee, compensation committee, shareholder relations committee, or a nominating committee.

         Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company within ten (10) days of the date on which notice of a meeting for the election of directors is first given to shareholders.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 31, 2000 certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five (5%) percent of the Common Stock, (ii) each of the Company's directors, (iii) each executive officer named in the Summary Compensation Table on page 7, and (iv) all of the Company's executive officers and directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.


  TITLE OF            NAME AND ADDRESS OR                        AMOUNT AND NATURE OF              PERCENTAGE OF
   CLASS              NUMBER IN GROUP(1)                         BENEFICIAL OWNERSHIP (2)              CLASS
   -----              ------------------                         ------------------------              -----
Common Stock          Steven E. Marder                                6,695,313(3)(4)                  64.91%

Common Stock          Kim Marder                                        518,949(5)                      5.18%

Common Stock          Raymond J. Skiptunis                              372,093(6)                      3.89%

Common Stock          Tawfeek Shaheen                                 1,200,326(7)                     11.44%
                      P.O. Box 316
                      Sonoma, CA  95476

Common Stock          Saul Kassin                                       550,000(8)                      5.61%
                      476 Avenue T
                      Brooklyn, NY  11223

Common Stock          All  Executive  Officers and Directors as       7,891,561(3)(4)(5)(6)(7)(8)      70.45%
                      a group (4 persons)

         (1) With the exception of Saul Kassin and Tawfeek Shaheen, the address of all holders listed herein is c/o PetPlanet.com, Inc., 21 Stillman Street, Suite 600, San Francisco, California 94107.

         (2) Except as otherwise indicated, each named holder has, to the Company's knowledge, sole voting and investment power with respect to the shares indicated. With respect to options, the table includes options that contain sequential vesting provisions which may not become exercisable within sixty (60) days.

         (3) Excludes shares beneficially owned by Kim Marder, Mr. Marder's wife. Includes 300,000 shares beneficially owned by Mr. Marder which may be purchased from Mr. Marder by a third party to whom Mr. Marder has granted a purchase option. See footnote (8).

         (4) Includes 818,000 shares issuable upon: (i) exercise of an option granted under the Company's 1999 Stock Option Plan to Mr. Marder on May 15, 1999 to purchase 700,000 shares; (ii) 25,000 shares subject to an option granted on November 1, 1999 to Mr. Marder from a Company stockholder; (iii) 35,000 shares issuable upon conversion of convertible notes purchased from the Company by Mr. Marder on September 13, 1999 and October 7, 1999, respectively; and (iv) 58,000 shares issuable upon exercise of a warrant issued to Mr. Marder on September 13, 1999 in connection with his purchase of a convertible note of the Company.

              Includes 3,957,263 shares which are the subject of an irrevocable proxy granted by Mr. Marder to a private investor in connection with the Private Financings described under the caption "CERTAIN TRANSACTIONS." This proxy is only effective upon the occurrence of certain events.

         (5) Includes 518,949 shares issuable upon: (I) exercise of an option granted under the 1999 Stock Option Plan to Mrs. Marder on March 31, 1999 to purchase 255,616 shares in connection with Mrs. Marder's employment with the Subsidiary; (ii) exercise of an option granted under the 1999 Stock Option Plan to Mrs. Marder on May 15, 1999 to purchase 250,000 shares in connection with Mrs. Marder's employment with the Company; (iii) 5,000 shares issuable upon conversion of a convertible note purchased from the company to Mrs. Marder on September 13, 1999; and (iv) 8,333 shares issuable upon exercise of a warrant issued to Mrs. Marder on November 1, 1999. Excludes shares beneficially owned by Steven E. Marder, Mrs. Marder's husband.

          (6) Includes 49,000 shares owned by SR Capital Partners, LLC, a partnership in which Mr. Skiptunis has an interest. Also includes 63,333 shares comprised of: (i) 33,333 shares issuable upon conversion of a convertible note purchased from the Company by Mr. Skiptunis on January 20, 2000; (ii) 10,000 shares issuable upon exercise of a warrant issued to Mr. Skiptunis on January 20, 2000 in connection with such convertible note; and (iii) 20,000 shares issuable upon exercise of a warrant issued to Mr. Skiptunis on March 6, 2000 in connection with Mr. Skiptunis' agreement to serve on the Company's Board of Directors.

         (7) Includes 1,000,326 shares consisting of: (i) 666,666 shares issuable upon conversion of convertible notes of the Company purchased by Mr. Shaheen in private placements on January 24, 2000 and March 21, 2000; and (ii) 333,600 shares issuable upon exercise of warrants issued on such dates in connection with such private placements.

         (8) Includes 300,000 shares owned by Steven E. Marder which Mr. Kassin has the right to acquire under a private option granted by Mr. Marder on December 9, 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers, directors, and persons who beneficially own more than ten (10%) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act ("Reporting Persons") to file reports of ownership and changes in ownership with both the Securities and Exchange Commission and the principal exchange upon which such securities are traded or quoted. Reporting Persons are also required to furnish copies of such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. The Company believes that during fiscal 1999, all Section 16(a) filing requirements applicable to its Reporting Persons were complied with; however, six (6) reports covering an aggregate of six (6) transactions were filed late by Mr. and Mrs. Marder.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary for the fiscal years ended October 31, 1999, 1998, and 1997, respectively, of the cash and non-cash compensation awarded, paid or accrued, by the Company to Steven E. Marder, the Company's Chairman of the Board, Chief Executive Officer and President at the end of fiscal 1999 (the "Named Executive Officer"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 1997, 1998 and 1999 in all capacities in which such person served the Company.

                                              SUMMARY COMPENSATION TABLE

--------------------------- -------- ------------------------------------ ------------------------------------------
                                             ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                      -----------------------------  ----------------------------------
                                                                                   AWARDS     PAYOUTS
                                                                                 ----------  ---------
                                                             OTHER               SECURITIES                 ALL
                                                            ANNUAL   RESTRICTED  UNDERLYING                OTHER
                                                            COMPEN-     STOCK      OPTIONS/     LTIP      COMPEN-
         NAME AND            FISCAL   SALARY     BONUS      SATION     AWARD(S)    SAR (1)     PAYMTS     SATION
    PRINCIPAL POSITION        YEAR      ($)       ($)         ($)        ($)         (#)        ($)         ($)
--------------------------- -------- --------- ---------- ---------- ----------  ----------- ---------- ------------
Steven E. Marder              1999   70,788(1)    -0-         -0-        -0-       700,000      -0-         -0-
Chairman of the Board,
President and CEO
--------------------------- -------- --------- ---------- ---------- ----------  ----------- ---------- ------------
--------------------------- -------- --------- ---------- ---------- ----------  ----------- ---------- ------------
                              1998       -0-      -0-         -0-        -0-        -0-         -0-         -0-
                            -------- --------- ---------- ---------- ----------  ----------- ---------- ------------
                            -------- --------- ---------- ---------- ----------  ----------- ---------- ------------
                              1997       -0-      -0-         -0-        -0-        -0-         -0-         -0-
--------------------------- -------- --------- ---------- ---------- ----------  ----------- ---------- ------------

(1) Includes $13,400 paid to Mr. Marder as an officer of the Subsidiary prior to the Reorganization.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (individual grants)

         The following table sets forth information with respect to individual grants of stock options to the Named Executive Officer during fiscal 1999.

---------------------------------- ------------------------ ------------------------- ----------------- ---------------
                                    NUMBER OF SECURITIES        PERCENT OF TOTAL        EXERCISE OR
                                   UNDERLYING OPTIONS/SAR    OPTIONS/SAR GRANTED TO      BASE PRICE       EXPIRATION
         NAME OF OFFICER                   GRANTED          EMPLOYEES IN FISCAL YEAR      ($/SHARE)           DATE
---------------------------------- ------------------------ ------------------------- ----------------- ---------------
STEVEN E. MARDER(1)                        700,000                    29%                  $4.00           5/15/09
---------------------------------- ------------------------ ------------------------- ----------------- ---------------

(1) Excludes 25,000 shares subject to an option granted to Mr. Marder by a shareholder of the Company in connection with the purchase of Common Stock from Mr. Marder in a private transaction. See "CERTAIN TRANSACTIONS."


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the Named Executive Officer concerning the exercise of options during fiscal 1999 and the number and value of unexercised options held as of the end of fiscal 1999.

------------------------ ------------------- ------------------- ---------------------- -------------------
                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING       VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS  IN-THE-MONEY OPTIONS
                          NUMBER OF SHARES                        AT FISCAL YEAR END;   AT FISCAL YEAR END
  NAME OF EXECUTIVE         ACQUIRED ON                              (EXERCISABLE/      ($); (EXERCISABLE/
      OFFICER                 EXERCISE       VALUE REALIZED ($)     UNEXERCISABLE)         UNEXERCISABLE)
------------------------ ------------------  ------------------  --------------------  --------------------
STEVEN E. MARDER                 0                   0                 0/725,000           0/$1,617,000
------------------------ ------------------  ------------------  --------------------  --------------------

Compensation of Directors

         The Directors of the Company are elected annually and serve until the next Annual Meeting of shareholders or until a successor shall have been duly elected and qualified. Directors of the Company who are employees do not receive any compensation for their services as members of the Board of Directors, but are reimbursed for expenses incurred in connection with their attendance at Annual Meetings of the Board of Directors.

         The Company has agreed to compensate Raymond J. Skiptunis for his services for one year as a director. Mr. Skiptunis received a warrant to purchase 20,000 shares of the Company's Common Stock with an exercise price of $7.38 per share. The warrants vest as follows: 10,000 warrants immediately vested on February 1, 2000 and the remaining 10,000 warrants vest in four (4) equal quarterly installments commencing on May 1, 2000. Mr. Skiptunis shall also receive a

$500 attendance fee for each Board Meeting he attends in person, which shall be a minimum of four (4) each year and shall be reimbursed for reasonable travel and related expenses for such attendance.

         Directors may be removed with or without cause by a vote of the majority of the shareholders then entitled to vote.

         The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms or compensation are paid other than the Company's 1999 Stock Option Plan. Executive officers who qualify will be permitted to participate in the 1999 Stock Option Plan as described in Proposal 2. Executive officers may participate in group life, health and hospitalization plans if and when such plans are available generally to all employees.

EMPLOYMENT/CONSULTING AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

         STEVE E. MARDER. As of May 15, 1999, as amended on March 15, 2000, Steven E. Marder entered into an employment agreement with the Company (the "Employment Agreement") to serve as Chairman of the Board and Chief Executive Officer of the Company on a full-time basis for a term ending October 31, 20001. The Employment Agreement provides for a base salary of $125,000 per annum. In addition, Mr. Marder is entitled to receive an annual bonus of two (2%) percent of the Company's net revenues for the fiscal year as determined in accordance with the terms of the Employment Agreement if the annual net revenue of the Company is at least $1,300,000 for the fiscal year ending October 31, 2000; and at least than $11,000,000 for the fiscal year ending October 31, 2001. In the event the annual revenues are not met by the Company, a bonus payment may be made to Mr. Marder in the discretion of the Board.

         Mr. Marder is also entitled to receive an annual dollar bonus based upon unique visitor traffic, equal to five (5%) percent of the average monthly unique visitor or unique user level for the Company's network of Internet sites (the "Visitor Average"). If during the last six (6) months of each fiscal year the Visitor Average exceeds 1,000,000 per month, as determined by an independent internet traffic audit bureau, Mr. Marder is entitled to a cash bonus equal to five (5%) percent of the Visitor Average.

         On the last day of any fiscal year in which there is at least a twenty (20%) percent year-over-year increase in the fair market value of the Common Stock, Mr. Marder is entitled to receive an option to purchase 50,000 shares of Common Stock for each twenty (20%) percent increase, subject to a maximum of ten
(10) increments) at an exercise price equal to such fiscal year's closing price.

         On May 15, 1999, Mr. Marder was granted an option to purchase 700,000 shares of the Company's Common Stock under the terms of the 1999 Stock Option Plan at an exercise price of $4.00 per share. 175,000 of these options vested on April 1, 2000. The remaining 525,000 options shall vest in equal quarterly installments of 43,750 options over the following twelve (12) quarters. In the event of a Change of Control, as that term is defined in the Employment

Agreement, the options shall immediately vest and become exercisable on the first day following the Change in Control. If Mr. Marder's employment is terminated following a Change in Control, the options will continue to be exercisable for the duration of their term notwithstanding the termination. Subject to certain limitations, Mr. Marder may, at his election, apply an amount equal to three (3) times his aggregate annual compensation for the calendar year preceding the Change of Control towards the exercise price of the options.

         The Employment Agreement expires on October 31, 2001, unless otherwise extended or sooner terminated upon the death, disability or termination for cause of Mr. Marder. In the event the Company and Mr. Marder fail to renew the term of the Employment Agreement upon the expiration of the initial term, Mr. Marder shall be entitled to receive severance payments equal to one year's base salary. The Company has agreed to permit Mr. Marder to participate in any employee benefit plans established for senior management employees of the Company and provide an automobile allowance up to $600 per month.

         KIM MARDER. On May 15, 1999, Kim Marder entered into an Employment Agreement with the Company for her services as Vice President of Marketing (the "K. Marder Employment Agreement"). The K. Marder Employment Agreement is for at will employment and may be terminated at any time. However, in the event of termination without cause prior to the commencement of her thirteenth (13th) month, Mrs. Marder is entitled to a minimum of ninety (90) days' notice. Mrs. Marder's base salary is $110,000 with additional increases and bonuses as shall be approved by the Board of Directors. Mrs. Marder is also eligible to receive a discretionary bonus as determined by the Board.

         Upon Mrs. Marder's employment commencement date, she was granted options to purchase 250,000 shares of Common Stock under the 1999 Stock Option Plan at an exercise price of $4.00 per share. Options to acquire 62,500 shares of Common Stock vest on May 15, 2000 and options to acquire 13,125 shares vest quarterly thereafter.

         The K. Marder Employment Agreement also provides for the accelerated vesting of options upon the occurrence of a "Change in Control", as defined therein.

         RAYMOND J. SKIPTUNIS. On February 15, 2000, the Company entered into a Letter of Engagement with Raymond J. Skiptunis (the "Letter Agreement"), a financial consultant, for a term of one year commencing on February 15, 2000. Mr. Skiptunis shall receive compensation at the rate of $7,500 per month for his services. He shall also be reimbursed for documented expenses as approved by the Board of Directors. Mr. Skiptunis' duties shall include, but not be limited to, introducing, facilitating and evaluating current and potential financing transactions with strategic and equity investment partners. He shall also be responsible for facilitating and maintaining investor relations, assist in the Company's development and growth, and provide overall assistance to the Company regarding operations and financial matters. The Letter Agreement may be terminated by either party in the event of default by the other party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. and Mrs. Marder are husband and wife. There are no other family relationships between any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.

         In connection with certain financing transactions entered into between the Company and certain accredited investors consummated from September 1999 through January 2000, (the "Private Financings") the Company raised approximately $2,325,000 through the private placement of (i) promissory notes;
(ii) convertible notes; and (iii) Common Stock. As an inducement for the investors to consummate the Private Financings with the Company, Steven E. Marder granted options to purchase an aggregate of 730,000 shares of Common Stock owned by him (the "Private Options"). These Private Options carried exercise prices ranging from $.10 to $.25 per share. In addition, Mr. Marder sold to one investor involved in the Private Financings, 50,000 shares of his Common Stock at a price of $.10 per share and granted the investor an irrevocable proxy to vote certain shares of Common Stock in the event of an uncured default by the Company on the loan from the investor.

         Of the 730,000 shares subject to the Private Options, 430,000 shares have been sold by Mr. Marder upon exercise of various Private Options, for aggregate consideration to Mr. Marder of approximately $58,000.

         During the time period that the Private Financings were conducted, Mr. Marder and certain members of management purchased convertible notes with an average conversion price of $5.00 and warrants with an average exercise price of $5.00 from the Company in exchange for aggregate proceeds of approximately $230,000.

         In connection with providing financial consulting services to the Subsidiary, Mr. Skiptunis received 250,000 shares of the Subsidiary's Common Stock which, after the Reorganization, was converted into 159,760 shares of the Company's Common Stock.

         The Company's financial statements include certain additional interest expense costs associated with the Private Options. See the Company's Annual Report and Form 10-QSB which accompany this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, three (3) individuals will be elected to serve as directors until the next Annual Meeting, or until their successors are duly elected, appointed and qualified. During the fiscal year ended October 31, 1999, the Company's Board of Directors consisted of two (2) persons. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy. In the alternative, the Board of Directors may determine to reduce the size of the Board.

         The name and age of each of the three (3) nominees, his or her position with the Company, his or her principal occupation and the period during which such person has served as a director are set forth below.

---------------------------- -------- -------------------------------- ------------------------------- --------------------
                                      POSITION & OFFICE WITH THE       PRINCIPAL
NAME OF NOMINEE              AGE      COMPANY                          OCCUPATION                        DIRECTOR SINCE
---------------------------- -------- -------------------------------- ------------------------------- --------------------
Steven E. Marder             35       Chairman, President, Chief       Chairman, President, Chief      October 3, 1996
                                      Executive Officer & Director     Executive Officer & Director
---------------------------- -------- -------------------------------- ------------------------------- --------------------
Kim Marder                   35       Executive Vice President of      Executive Vice President of     August 7, 1999
                                      Marketing & Director             Marketing & Director
---------------------------- -------- -------------------------------- ------------------------------- --------------------
Raymond J. Skiptunis         56       Director & Consultant            Private Financial Consultant    March 6, 2000
---------------------------- -------- -------------------------------- ------------------------------- --------------------

         The terms for each director will expire at the next Annual Meeting of shareholders or at such time as a successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors. There is one family relationship among the Directors and Officers. Steven and Kim Marder are husband and wife.

         There is no understanding or arrangement between any directors or any other person or persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

         STEVEN E. MARDER, Chairman of the Board, President, and Chief
Executive Officer. Mr. Marder is a co-founder of the Company and has been the Chairman of the Board, President and Chief Executive Officer since May 13, 1999, the date of the Reorganization and was Chairman of the Board, President and Chief Executive Officer of the Subsidiary since its founding. Prior to co-founding the Subsidiary, Mr. Marder was a principal of Double Impact, Inc., a privately held venture catalyst company, from 1997 to 1998. From 1996 to 1997, Mr. Marder was the President and CEO of Marder Media Group, Inc., a privately held media consulting company. Prior to that period, from 1994 to 1996, Mr. Marder was director of business development and licensing for Compton's NewMedia, Inc. (a wholly-owned division of the Tribune Company), a CD-rom and Internet software and information service. Mr. Marder is currently on the Board of Directors of the New Zealand based privately held Internet company, Globalbrain.net. Mr. Marder received a B.A. from Columbia College/Columbia University in 1986 and a J.D. from St. John's University School of Law in 1989. He is licensed to practice law in New York and California.

         KIM MARDER, Vice President of Marketing. Mrs. Marder is a co-founder of the Company and has been the Vice President of Marketing since May 15, 1999. Prior to co-founding the Company, Mrs. Marder served as Vice President of Marketing for WorldPlay Entertainment, a division of America Online (AOL) from 1997 to 1998. From 1996 until 1997, Mrs. Marder was Vice President of Marketing for Theatrix Interactive, Inc., a privately held software publishing and distribution company. Prior to her position at Theatrix Interactive, Inc., Mrs. Marder was the Executive Director of Marketing for Compton's NewMedia, Inc. (a wholly-owned division of the Tribune Company), a CD-rom and Internet software and information service from 1994 to 1996. Mrs. Marder receive a B.A. from New York University in 1987 with a major in journalism and a minor in political science.

         RAYMOND SKIPTUNIS, Director and Consultant. Mr. Skiptunis has been a Consultant to the Company since January 10, 1999 and a Director of the Company since March 6, 2000. Mr. Skiptunis is a self-employed financial consultant. Prior to his position with the Company, Mr. Skiptunis served as Chairman of the Board, Vice Chairman, Chief Executive Officer, and President of DSI-Digital Solutions, Inc., a professional employer organization, during his tenure from 1990 to 1996. From 1983 to 1990, Mr. Skiptunis served as Chairman of the Board and President of Vernray Management Corporation, a venture capital company which also provided business-consulting services. Mr. Skiptunis also served as Vice President and Chief Financial Officer of Biosearch MedicalProducts from 1978 to 1983, where he was responsible for the company's initial public offering, as well as the offerings of its two (2) subsidiaries.

VOTE REQUIRED

         Provided that a quorum of shareholders is present at the Annual Meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES AS A DIRECTOR.

                                   PROPOSAL 2
                       APPROVAL OF 1999 STOCK OPTION PLAN

         On May 15, 1999, the Board of Directors unanimously adopted the PetPlanet.com, Inc. 1999 Stock Option Plan, as amended (the "1999 Stock Option Plan") and directed that it be submitted for consideration and approval by the shareholders of the Company at the Annual Meeting. On March 15, 2000, the Board of Directors approved the increase in the number of shares/options issuable under the 1999 Stock Option Plan to 5,000,000. Approval of the 1999 Stock Option Plan requires the affirmative vote of a majority of the shares entitled to vote, in person or by proxy at the Annual Meeting. The 1999 Stock Option Plan provides for the grant of both Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NSOs"), as the latter is defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), as well as providing for the grant of Common Stock with certain vesting and performance conditions ("Restricted Stock Grant").

         Pursuant to the terms of the 1999 Stock Option Plan, it is to be administered by a committee designated by the Board of Directors (the "Committee") or by the Board of Directors. Steven E. Marder has been appointed the initial member of the Committee.

         The purpose of the 1999 Stock Option Plan is to assist in attracting, retaining, and motivating persons who can make a significant contribution to the Company and related entities and to promote their interests with those of the shareholders of the Company. Pursuant to the terms of the 1999 Stock Option Plan, the Company may grant awards in the form of options (both ISOs and NSOs), SARs or an award of a Restricted Stock Grant to employees of the Company and others which or who may be in a position to make a significant contribution to the Company. ISOs, however, may only be issued to employees of the Company.

         Although ISOs may be subject to additional restrictions imposed by the Committee or the Board, ISOs granted under the 1999 Stock Option Plan will be exercisable during the period commencing no earlier that the date of grant of the option and terminating no later than ten (10) years from the date of grant (five (5) years in the case of an ISO granted to a holder who at the time of grant owns stock possessing more than ten (10%) percent or combined voting power of all classes of stock of the Company (a"10% Holder"). The exercise price shall not be less than the fair market value of the Common Stock on the date of the grant (one hundred ten (110%) percent in the case of an ISO granted to a 10% Holder. NSOs will be exercisable during a period commencing no earlier than the date of the grant of the option and terminating no later than ten (10) years from the date of grant at an exercise price which is not less than one hundred ten (110%) percent of the fair market value of the Common Stock on the date of grant for a grant made to a 10% Holder (eighty-five (85%) percent in the case of all other NSO's granted).

         Upon the exercise of an Option, payment must be made in full together with payment for any withholding taxes then required to be paid; provided, however that options may contain provisions for "cashless" exercise. The receipt of a Restricted Stock Grant is subject to full payment by the recipient of any withholding taxes required to be paid.

         The Restricted Stock Grants may be made as provided in the agreement with the recipient, based upon such standards as may be established by the Committee, including but not limited to the achievement of the performance standards set forth in the agreement.

         Except as the Board of Directors may otherwise determine, the Committee will have the authority to interpret the provisions of the 1999 Stock Option Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all determinations deemed necessary or advisable for its administration, including the individuals to whom grants are made and the type, vesting, timing, amount, exercise price and other terms of such grants.

         The Board of Directors may amend or terminate the 1999 Stock Option Plan except that shareholder approval is required to effect any change which would require shareholder approval pursuant to Section 16 under the Exchange Act, such as to increase materially the aggregate number of shares that may be issued under the 1999 Stock Option Plan (unless the change is merely an adjustment to reflect such changes as a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify materially the requirements as to eligibility to receive options, SARs or Restricted Stock Grants or to increase materially the benefits accruing to participants. No action taken by the Board may materially and adversely affect any outstanding grant or award without the consent of the holder.

         The Committee may also modify, extend or renew outstanding options, or accept the surrender of outstanding options or rights granted under the 1999 Stock Option Plan and authorize the granting of new options pursuant to the 1999 Stock Option Plan in substitution therefor, including specifying a longer term than the surrendered options or rights, provided that the Committee may not specify or lower the exercise price further than the surrendered option or right. Further, the Committee may modify the terms of any outstanding agreement providing for Restricted Stock Grants. In no event, however, may modifications adversely affect the grantee of the Restricted Stock Grants without the grantee's consent.

         Commencing in May 1999, the Board of Directors granted options to acquire shares of Common Stock under the 1999 Stock Option Plan, subject to the approval of the 1999 Stock Option Plan by the shareholders of the Company at the 2000 Annual Meeting. The foregoing grants included grants to the following:


------------------------------------------ ----------------- ------------------
NEW PLAN BENEFITS
1999 STOCK OPTION PLAN
------------------------------------------ ----------------- ------------------
                                           EXERCISE          NUMBER OF SHARES
NAME AND POSITION                          PRICE/SHARE(1)    UNDER OPTIONS
------------------------------------------ ----------------- ------------------
STEVEN E. MARDER, CEO                      $4.00             700,000
------------------------------------------ ----------------- ------------------
EXECUTIVE GROUP                            $.31-4.00         804,822
------------------------------------------ ----------------- ------------------
NON-EXECUTIVE OFFICER EMPLOYEE GROUP       $.31-6.00         899,110
------------------------------------------ ----------------- ------------------

(1) As of March 30, 2000, the closing price per share for the Common Stock was $4.56.

         INCOME TAX CONSEQUENCES. Under present law, the federal income tax treatment of stock options and SARs issued under the 1999 Stock Option Plan is generally as follows:

         INCENTIVE STOCK OPTIONS. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three (3) months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two (2) years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

         If the optionee disposes of the shares within two (2) years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

          NONSTATUTORY STOCK OPTIONS. Upon the exercise of a NSO, an optionee will be required to recognize ordinary compensation income in an amount equal to the excess of the fair market value at the date of exercise of the NSO over the option price. Any such compensation includable in the gross income of an employee with respect to an NSO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes the compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

         If an optionee exercises an option by tendering Company stock in payment of the option price the optionee will be deemed to exchange the number of previously owned shares (e.g. 50 shares) for an identical number of new shares (e.g. 50 shares). This deemed exchange of previously owned Company stock for new Company stock should be eligible for nonrecognition treatment under IRC
Section 1036 as an exchange of Common Stock for Common Stock in the same corporation. With regard to the additional number of new Company shares (e.g., the excess over 50 shares) that an optionee receives pursuant to the exercise of the option, an optionee will be deemed to have acquired them without paying consideration. If such extra shares are issued pursuant to an NSO, the fair market value of such extra shares will be included in the optionees' income as compensation income and the Company will be allowed a corresponding deduction. If such extra shares are issued pursuant to an ISO, no income on the exercise of such options will be recognized by the optionee, and the Company will not be allowed a compensation deduction. The optionee's basis in the new shares deemed exchanged for old shares will be equal to the optionee's basis in the surrendered old shares, and the optionee's holding period in such new shares will include his or her holding period in the old shares. The optionee's basis in the additional (or excess) new shares received will equal the amount that the optionee included in income with respect to those shares (their fair market value for stock issued pursuant to an NSO; zero for stock issued pursuant to an
ISO), and the optionee's holding period in such additional shares will start as of the date of acquisition.

         In the limited circumstances in which an officer who is subject to
Section 16(b) of the Exchange Act exercises an NSO, which exercise is not exempt under Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within thirty (30) days after the date of exercise, in which case the rules described in the second preceding paragraph would apply. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six (6) months after the date of exercise). The ordinary income recognized to such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.

         STOCK APPRECIATION RIGHTS. SAR's will not result in taxable income upon grant. Upon exercise, the optionee will realize ordinary income in an amount equal to the cash and/or the fair market value of any shares received which amount will be subject to appropriate income and employment taxes. The Company will be entitled to a corresponding compensation deduction.

         The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or SAR's or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the 1999 Stock Option Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options or SARs and the disposition of any stock acquired pursuant to the exercise of such options or SARs.

         TERMINATION. The Plan will terminate ten (10) years after the date of its approval by the Shareholders.

         A copy of the 1999 Stock Option Plan is attached hereto as Annex 1.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the adoption of the 1999 Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1999 STOCK OPTION PLAN.

                                   PROPOSAL 3
                           RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         There will also be submitted for approval at the Annual Meeting, the ratification of the appointment by the Company's Board of Directors of Wiss & Company, LLP as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending October 31, 2000. The Board of Directors of the Company selected and approved the accounting firm of Wiss & Company, LLP as independent certified public accountants to audit and report upon the Company's financial statements for the fiscal year ended October 31, 2000. Wiss & Company, LLP has no direct or indirect financial interest in the Company.

         Representatives of Wiss & Company, LLP are expected to be present at the Company's Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by shareholders.


VOTE REQUIRED

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending October 31, 2000.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those stated in this Proxy Statement that may be properly presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies.

         A copy of the Company's Annual Report for the fiscal year ended
October 31, 1999 and Form 10-QSB for the quarter ended January 31, 2000, as filed with the Securities and Exchange Commission, accompany this proxy statement. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE EACH SHAREHOLDER BEING SOLICITED BY THIS PROXY STATEMENT WITH A FREE COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999. All such requests should be directed to PetPlanet.com, Inc., 21 Stillman Street, Suite 600, San Francisco,
California 94107, Attention: Secretary.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Any shareholder proposals intended to be included for the Company's 2001 Annual Meeting of Shareholders must be received by the Company on or before December 8, 2000. Proposals and other items of business should be directed to the Company's principal office at 21 Stillman Street, Suite 600, San Francisco, California 94107, Attention: Secretary.

                                VOTING OF PROXIES

         Proxies may be revoked by shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given in the respective proxies. In voting by proxy in regard to proposals to be voted upon, shareholders may vote in favor of, or FOR, the proposal or AGAINST the proposal or may ABSTAIN from voting. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all directors, FOR approval of the adoption of the 1999 Stock Option Plan, and FOR the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending October 31, 2000.

                              REVOCABILITY OF PROXY

         Any person signing and mailing a proxy may revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above, and no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            METHOD OF COUNTING VOTES

         Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulation of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Proposal 1, the Proxy confers authority to vote for all of the three (3) persons listed as nominees for a position on the Board of Directors even though the block in Proposal 1 is not marked unless the names of one or more nominees are lined out. The Proxy will be voted "For" Proposals 2 and 3, unless "Against" or "Abstain" is indicated. If any other business is presented at the Annual Meeting, the Proxy shall be voted in accordance with the recommendations of management.

                                          By order of the Board of Directors,

                                          Steven E. Marder

                                          Steven E. Marder
                                          Chairman of the Board, President
                                          And Chief Executive Officer

                                                                         ANNEX I

                               PETPLANET.COM, INC.
                             1999 STOCK OPTION PLAN
                        (As Amended As Of March 15, 2000)


     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and Related Entities and to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means any committee appointed by the Board to administer the Plan.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means PetPlanet.com, Inc.

          (h) "Consultant" means any person (other than an Employee or Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services as an independent contractor and is compensated for such services.

          (i) "Continuous Status as an Employee, Director or Consultant" means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (j) "Corporate Transaction" means any of the following transactions to which the Company is a party:

               a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

               any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (iv) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (k) "Director" means a member of the Board.

          (l) "Dividend Equivalent Right" means a right entitling the Optionee to compensation measured by dividends paid with respect to Common Stock.

          (m) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Parent or Subsidiary for purposes of
Section 422 of the Code. The payment of a Director's fee by the Company or a Parent or Subsidiary shall not be sufficient to constitute "employment" by the Company.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with any applicable federal or state securities laws.

          (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (q) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" means a stock option granted pursuant to the Plan.

          (t) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

          (u) "Optionee" means an Employee, Director or Consultant who receives an Option under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan" means this PetPlanet.com, Inc. 1999 Stock Option Plan.

          (x) "Registration Date" means the first to occur of (i) the closing of a secondary sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended on or prior to the date of consummation of such Corporate Transaction.

          (y) "Restricted Stock" means Shares issued under the Plan to the Optionee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (z) "Share" means a share of the Common Stock.

               (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2. Stock Subject to the Plan.

          (a) Subject to the provisions of Section 11(a), below, the maximum aggregate number of Shares which may be issued pursuant to all Option grants (including Incentive Stock Options) is 5,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b) If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, or if any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such Option, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     3. Administration of the Plan.

          (a) Plan Administrator. With respect to grants of Options to Employees, Directors, Officers or Consultants, the Plan shall be administered by
(A) the Board or (B) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws and to permit such grants and related transactions under the Plan to be exempted from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

          (b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

          (c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Options are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

               (iv) to approve forms of Option Agreement for use under the Plan;

               (v) to determine the terms and conditions of any Option granted hereunder;

               (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Optionees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

               (vii) to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding option grant shall not be made without the Optionees written consent;

               (viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.


          (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

     4. Eligibility.


          (a) Recipients. Options other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator may determine from time to time.


          (b) Employment Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     5. Terms and Conditions of Options.

          (a) Type of Options. The Administrator is authorized under the Plan to grant any type of award to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option or (iii) any other security with the value derived from the value of the Shares. Such Options grants include, without limitation, Options, or sales or bonuses of Restricted Stock, and an Option may consist of one such security or benefit, or two or more of them in any combination or alternative.

          (b) Designation of Option Grant. Each Option shall be designated in the Option Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (c) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Option, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Option Agreement.

          (d) Acquisitions and Other Transactions. The Administrator may issue Options under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Parent or Subsidiary acquiring another entity, an interest in another entity or an additional interest in a Parent or Subsidiary whether by merger, stock purchase, asset purchase or other form of transaction. Such Option grants shall be at the discretion of the Board and subject to terms of the applicable transaction.

          (e) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          (f) Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided however, that the Optionee may designate a beneficiary of the Optionee's Incentive Stock Option in the event of the Optionee's death on beneficiary designation form provided by the Administrator.

          (g) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     6. Option Exercise or Purchase Price, Consideration and Taxes.

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Option shall be as follows:

               (i) In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option:

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

               (iii) In the case of the sale of Shares:

                    (A) granted to a person who, at the time of the grant of such Option, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or

Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per share on the date of grant.

                    (B) granted to any person other than a person described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

               (iv) In the case of other Options, such price as is determined by the Administrator.

               (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Option issued pursuant to Section 6(d), above, the exercise or purchase price for the grant shall be determined in accordance with
Section 424(a) of the Code.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i) cash;

               (ii) check;

               (iii) a cashless exercise program approved by the Administrator and the Board; or

               (iv) any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

     7. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder.

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement, but in the case of an Option, in no case at a rate of less than twenty (20%) per year over five (5) years from the date the Option is granted.

               (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option or other Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or
Section 11(a), below.

          (b) Exercise of Option Following Termination of Employment, Director or Consulting Relationship. In the event of termination of a Optionee's Continuous Status as an Employee, Director or Consultant with the Company for any reason other than disability or death (but not in the event of a Optionee's change of status from Employee to Consultant or from Consultant to Employee), such Optionee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Optionee should die within three (3) months after the date of such termination, the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination within twelve (12) months of the Optionee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the event of a Optionee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the ninety-first (91st) day following such change of status. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event of termination of a Optionee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of a Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     8. Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     9. Repurchase Rights. If the provisions of an Option Agreement grant to the Company the right to repurchase Shares upon termination of the Optionee's Continuing Status as an Employee, Director or Consultant, the Option Agreement shall provide that the repurchase price will be either:

          (a) The higher of the original purchase price or Fair Market Value on the date of termination of the Optionee's Continuous Status as an Employee, Director or Consultant, if the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, and the right terminates when the Company's securities become publicly traded; or

          (b) The original purchase price, provided (i) the right to repurchase at the original purchase price lapses at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable), which right must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of the Optionee's Continuous Status as an Employee, Director or Consultant, and (ii) if the repurchase right is assignable, the assignee must pay the Company upon assignment of the right, (unless the assignee is a one hundred percent (100%) owned subsidiary of the Company or is the parent of the Company owning one hundred percent (100%) of the stock of the Company) cash equal to the difference between the original purchase price and Fair Market Value if the original purchase price is less than Fair Market Value.

     10. Adjustments Upon Changes in Capitalization or Corporate Transaction.

          (a) Adjustments upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Corporate Transaction.

(i) Termination of Option if Not Assumed. In the event of a Corporate Transaction, each Option will termination upon the consummation of the Corporation Transaction, unless the Option is assumed by the successor corporation or Parent thereof in connection with the Corporate Transaction.

(ii) Acceleration of Option Upon Corporate Transaction. Except as provided otherwise in an individual Option Agreement, in the event of any Corporate Transaction there will not be any acceleration of vesting or exercisability of any Option.

          (c) Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     11. Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     12. Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     13. NO EFFECT ON TERMS OF EMPLOYMENT. THE PLAN SHALL NOT CONFER UPON ANY OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     14. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Option shall not be counted in determining whether shareholder approval is obtained.

     15. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of financial statements at least annually and all annual reports and other information which is provided to all shareholders of the Company.